Filed pursuant to
                                                       Rule 497(e) under the
                                                       Securities Act of 1933,
                                                       as amended.
                                                       File No. 002-73948
                                                       File No. 811-03258



                    DFA INVESTMENT DIMENSIONS GROUP INC.

                         SUPPLEMENT TO PROSPECTUS
                            DATED MARCH 20, 1998

                       Large Cap International Portfolio
              RWB/DFA International High Book to Market Portfolio
                      Pacific Rim Small Company Portfolio
                     International Small Company Portfolio
                  DFA International Small Cap Value Portfolio
                           Emerging Markets Portfolio
                       Emerging Markets Value Portfolio
                    Emerging Markets Small Cap Portfolio

     The description of the investment policies of the Portfolios listed above (collectively, the "Portfolios") is revised as follows:

     On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lampur Stock Exchange, that operate to severely constrain or prohibit foreign investors, including the corresponding series (the "Series") in which the Portfolios invest their assets, from repatriating assets. While there is some confusion in the market concerning the interpretations of these changes, it appears that the Portfolios and Series will not be permitted to convert the proceeds of the sale of their Malaysian investments into U.S. dollars prior to September 1, 1999.

     As a consequence of these developments, the Portfolios and Series have stopped trading securities in Malaysia. With respect to the current Malaysian investments owned by the Portfolios and Series, the Portfolios and Series are presently valuing the securities in good faith at fair value by discounting the current market prices of the Malaysian securities and discounting the U.S. dollar-ringgit currency exchange rate. Pending further clarification from Malaysian regulatory authorities regarding the controls identified above, the Portfolios and Series will treat their investments in Malaysian securities as illiquid.

     The Pacific Rim Small Company Portfolio has ceased selling its shares until the scope and application of the exchange controls are clarified. The International Small Company Portfolio, which has invested in the Pacific Rim Small Company Series, will continue to sell its shares but has discontinued further investing in the Pacific Rim Small Company Series.

     As of the date of this supplement, Malaysian securities constitute approximately the following percentages of the net asset value of the Series and Portfolios listed below. Malaysian securities constitute less than one percent of the net asset value of the remaining Portfolios and their Series to which this supplement applies.

                                                       Percentage
                                                           of
                                                       Malaysian
     Series                                            Securities


     Pacific  Rim  Small  Company  Series                26.34
     International  Small  Company Portfolio              3.86
     DFA  International Small Cap Value Portfolio         2.25
     Emerging Markets Series                              9.60
     Dimensional Emerging Markets Fund Inc.
         (Emerging Markets Value Portfolio)               6.09
     Emerging Markets Small Cap Value Series              9.45



          The date of this Supplement is September 10, 1998.


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